UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2015

KENTUCKY FIRST FEDERAL BANCORP

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51176	61-1484858
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

479 MAIN STREET, HAZARD, KENTUCKY		41702
(Address of principal executive offices)		(Zip Code)

(502) 223-1638

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On February 2, 2015, Kentucky First Federal Bancorp (the “Company”) announced that its two subsidiary banks, First Federal Savings and Loan Association of Hazard, Kentucky and First Federal Savings Bank of Frankfort, Kentucky will merge, subject to regulatory approval. For more information, see the Company’s press release dated February 2, 2015, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

The following exhibit is filed herewith:

99.1	Press Release dated February 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENTUCKY FIRST FEDERAL BANCORP

Date: February 3, 2015	By:	/s/ Don D. Jennings
Don D. Jennings President and Chief Operating Officer